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                     WELLS FARGO DIRECTOR OUTLOOK (SERIES I AND IR)
                                SEPARATE ACCOUNT ONE
                      HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                FILE NO. 333-39620



                         SUPPLEMENT DATED NOVEMBER 18, 2004
                        TO THE PROSPECTUS DATED MAY 3, 2004

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             SUPPLEMENT DATED NOVEMBER 18, 2004 TO YOUR PROSPECTUS

Effective September 15, 2004, New Star Institutional Managers Limited became the new sub-adviser for the Wells Fargo Variable Trust International Equity Fund, subject to Shareholder approval. Shareholders of the Wells Fargo Variable Trust International Equity Fund will be asked to approve the Fund's new sub-adviser at a special shareholder meeting currently scheduled for January 14, 2005.

        THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
                                  REFERENCE.

HV- 5110